VOYA FUNDS TRUST

Voya Intermediate Bond Fund

Voya Strategic Income Opportunities Fund

VOYA INTERMEDIATE BOND PORTFOLIO

Voya Intermediate Bond Portfolio

(each, a “Portfolio,” and collectively, the “Portfolios”)

Supplement dated September 22, 2026

to the Portfolios’ current Statements of Additional Information, as supplemented

(collectively, the “SAIs”)

Effective immediately, the SAIs are revised as follows:

1.The table entitled “Asset Class/Investment Technique” within the “Supplemental Description of Fund Investments and Risks” section for Voya Intermediate Bond Fund is hereby revised to include the following:

Asset Class/Investment Technique	Voya Intermediate Bond Fund
Private Credit Assets	X

2.The following new sub-section is added to the section entitled “Portfolio Transactions” immediately following the sub-section entitled “Allocation of Trades” for Voya Intermediate Bond Fund and Voya Strategic Income Opportunities Fund:

Co-Investments with Affiliates

Voya Intermediate Bond Fund and Voya Strategic Income Opportunities Fund may participate in certain private investments alongside other accounts managed by the Adviser, Sub-Adviser or their affiliates, including proprietary accounts and other investment vehicles pursuant to exemptive relief, no-action relief or other regulatory guidance.

Co-investments with affiliated accounts may give rise to conflicts of interest or perceived conflicts of interest among Voya Intermediate Bond Fund and Voya Strategic Income Opportunities Fund and their affiliates. Co-investment transactions with affiliated accounts are subject to applicable regulatory relief and related policies and procedures designed to provide for the fair and equitable allocation of investment opportunities and to address conflicts of interest among participating accounts.

3.The following new sub-section is added to the section entitled “Portfolio Transactions” immediately following the sub-section entitled “Allocation of Trades” for Voya Intermediate Bond Portfolio:

Co-Investments with Affiliates

Voya Intermediate Bond Portfolio may participate in certain private investments alongside other accounts managed by the Adviser, Sub-Adviser or their affiliates, including proprietary accounts and other investment vehicles pursuant to exemptive relief, no-action relief or other regulatory guidance.

Co-investments with affiliated accounts may give rise to conflicts of interest or perceived conflicts of interest among Voya Intermediate Bond Portfolio and its affiliates. Co-investment transactions with affiliated accounts are subject to applicable regulatory relief and related policies and procedures designed

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to provide for the fair and equitable allocation of investment opportunities and to address conflicts of interest among participating accounts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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